EXHIBIT 23.4

                       CONSENT TO BE NAMED AS A DIRECTOR
                                      OF
                        TRANSPORTATION COMPONENTS, INC.



      The undersigned hereby consents to be named as a director of Transportation Components Inc. (the "Company") in the Registration Statement on Form S-1 to be filed by the Company with the Securities and Exchange Commission.

Dated: April __,  1998



                               By: _________________________________________
                               Name: Maura Berney